Exhibit 99.1

APAC CUSTOMER SERVICES, INC. Investor Presentation Nasdaq: APAC September 12 - 19, 2007 Robert J. Keller, President & CEO George H. Hepburn, SVP & CFO

Forward-Looking Statements Certain statements, including discussions of the Company's expectations for 2007 and beyond, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks, uncertainties and other factors, which may cause actual events and results to differ materially from historical results or the future results expressed or implied by the forward-looking statements. Please refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2006 and the Company's Quarterly Reports on Form 10-Q for the quarters ended April 1, 2007 and July 1, 2007 for a description of the factors that could cause such results to differ. The Company intends its forward-looking statements to speak only as of the date made and undertakes no obligation to update or revise any forward-looking statements. To supplement the Company's consolidated financial statements presented in accordance with GAAP, the Company uses certain measures defined as non-GAAP financial measures by the SEC. Information regarding the reconciliation of the non-GAAP measures used in this presentation to our GAAP results are contained in the appendix and are also available on our website at http://www.apaccustomerservices.com and through the SEC.

Investment Highlights Pure play provider of inbound customer care services Benefiting from dynamic industry conditions Stable, blue chip client base with concentration in two key verticals, healthcare and publishing Growing reputation for high-quality customer service driving new business awards and helping propel off-shore growth Streamlined domestic infrastructure for improved operating efficiency Earning reputation for excellence in managed-site business Positioned to capture financial benefits of higher-margin off-shore business model

Company Overview Deliver critical, highly customized inbound customer care services for Fortune 500 clients Capacity as of July 1, 2007: ~ 6,840 seats Centers No. of Seats Domestic 7 ~ 3,100 Domestic - Managed 2 ~ 1,400 Off-shore (the Philippines) 3 ~ 2,340 Strategic realignment completed; strategy for future growth being implemented More than 8,400 employees as of July 1, 2007

Benefiting from Dynamic Industry Conditions U.S. outsourced customer care services market expected to grow to $17.7 billion in 2010 from $9.7 billion from 2005, a CAGR of 12.8%1 Healthcare represents one of the fastest growing segments Increasing client acceptance of outsourcing customer care services Intensifying competition putting pressure on clients to improve quality while containing costs Technology advancements allowing outsourcers to offer more services Concerns regarding privacy and information security successfully addressed Accelerating trend of providing services off-shore due to lower-cost operating environments Service providers increasingly specializing by industry Highly fragmented market showing early signs of consolidation 1 APAC currently does not aggressively participate in all segments of the customer care services market. Source: Robert W. Baird & Co. research report - Summer 2007

Competitive Advantages Strong, experienced senior management team from outside industry Early entrant into the Philippines 1st customer care provider to establish sites in Alabang and Cubao Early-mover advantage in healthcare vertical Leading provider to publishing vertical Proven expertise in managing third-party sites Focus on complex applications and customized services Ability to synchronize with clients' IT infrastructure to support delivery of complex applications

Stable, Blue Chip Client Base Clients are financially strong industry leaders who: Place a premium on customer loyalty and retention Have complex service needs View APAC as critical to their business success Clients include UPS, Verizon, The Tribune Company, WellPoint and Citibank Clients' size, stability and scale create opportunities to cross-sell services and increase revenue per client In healthcare and publishing verticals, APAC is primary or sole service provider Offer potential for "lifetime" client relationships APAC currently supports less than 25% of existing clients' customer care activities

Key Verticals Served Within the customer care market, APAC focuses on six key verticals with critical customer care needs: Healthcare: benefits and eligibility, Medicare Part D enrollment, claims processing Publishing: delivery, scheduling, billing issues, subscription collections Business Services: delivery issue resolution, member acquisition, claims processing Financial Services: billing issue resolution, account inquiries Travel & Entertainment: reservation booking, cancellation, billing Communications: wireless tech support, product sales, customer retention, billing issue resolution Strong presence in healthcare and publishing APAC serves the right industries and the right clients APAC serves the right industries and the right clients, with the right applications

Significant New Business Awards; Healthy Pipeline of Opportunities Reputation for customer service excellence driving new business awards Recently announced wins include: July 2007 - The McClatchy Company June 2007 - Ottaway Newspapers, Inc. February 2007 - Awarded second managed UPS site January 2007 - Expedia(r) Corporate Travel Healthy pipeline includes many additional opportunities Opportunities range in size from approximately 50 - 800 seats Primarily healthcare and publishing Opportunities are both offshore and domestic and with both new and existing clients

Key Verticals Served Healthcare represents APAC's largest and fastest-growing vertical over past two years 2,100 new seats awarded to date in 2007 Business services increased through recent expansion of managed services New awards doubled APAC's presence in publishing vertical New awards doubled APAC's presence in publishing vertical New awards doubled APAC's presence in publishing vertical New awards doubled APAC's presence in publishing vertical New awards doubled APAC's presence in publishing vertical

Why The Philippines? Best location for interactive dialog applications English the primary business language; similar dialect to U.S. Strong customer service orientation Scaleable labor force - 35.2 million with 17% unemployment rate Highly educated labor pool - 400,000+ college graduates annually Career-oriented customer care representatives Open and competitive telecommunications market - a choice of fiber optic network carriers APAC's call centers have redundant lines Better quality delivered at significantly lower cost

2007 Accomplishments and Ongoing Initiatives Status Transition into 3rd permanent Philippine facility Completed Strengthen senior management team in the Philippines Completed Add sales resources to focus on new client growth In process Enhance employee training and retention off-shore In process Identify potential sites for 4th off-shore facility Several identified Q4-negotiating lease Explore day-time work opportunities in the Philippines Responding to RFPs Continue to improve operating efficiency Ongoing

Long-Term Growth Opportunities Continue to leverage opportunities in the growing market for outsourced customer care services Build on early experience with the NYTimes in classified advertising sales and support programs Explore opportunities in complementary businesses Data management and analysis BPO services Consulting services Grow UPS relationship beyond two existing sites

FINANCIAL REVIEW BUSINESS MODEL LEVERS

APAC Timeline Founded in 1973 as a teleservices company IPO in 1995 New executive team recruited in 2004 - 2005 to realign operations in response to industry challenges 2005 Strategic realignment Exited outbound telemarketing business Restructured operations and reduced domestic infrastructure Targeted profitable relationships in key verticals Now focusing on off-shore capacity growth Profitable Q406 demonstrates potential of APAC's business model

First Half 2007 Overview Construction delays in 3rd Philippines site limited ability to launch new client programs 57% year-over-year increase in off-shore revenue Awarded second managed site by UPS Investment in quality initiatives negatively impacted Q2 margin Eliminated over 800 seats of excess capacity from APAC's own domestic facilities IRS notified APAC of recommendation to allow 2002 tax deduction, resulting in $17.6 million benefit

Second Half 2007 Business Dynamics Q3 2007 - Improving trends Positive Incremental off-shore production revenue Begin to realize benefit of domestic cost reductions Full quarter of UPS second site revenue Negative Continued off-shore quality initiatives Ramp-up costs associated with new off-shore business Seasonal ramp-up costs for Medicare Part D enrollment period and in most of our industry verticals Q4 2007 - Profitable quarter Positive Off-shore production revenue continues to build with new client programs; ramp-up of additional seats Revenue benefits from Part D enrollment period (Nov 15 - Dec 31) Revenue seasonality benefits in several verticals, including healthcare, business services and telecommunications Continued benefit of domestic cost reductions; domestic utilization estimated at 90% + by year-end Q3 and Q4 expected to demonstrate solid year-over-year improvement

Longer-Term Financial Guidance Goals over next three years (2007 - 2009) Low double-digit compounded revenue growth Full year benefit of second UPS site in 2008 Anticipate additional sites off-shore Improving gross margins and operational EPS Improving EBITDA margin to 10%+ Profitable for full year 2008 Higher mix of domestic revenue slowing margin growth 2008 full year EBITDA sufficient to cover 2008 capital expenditures requirements and begin to pay down debt Continued revenue seasonality

Capacity Growth Strategy: Domestic: Manage to high seat utilization and grow through atHOMETM program Off-shore: Add 1,000+ seats per year Continuing Shift to Higher-Margin Business Model Business Model Assumptions Includes atHOME TM seats Includes atHOME TM seats

Continuing Shift to Higher-Margin Business Model Business Model Assumptions Margin Improvement Strategy: Manage domestic capacity Continue aggressive growth of higher margin off-shore business Overall margins improve as seat mix shifts off-shore (1) EBITDA plus restructuring and other charges and asset impairment charges as a percentage of revenue. See the Appendix for information on and reconciliation of Non-GAAP Financial Measures. reconciliation of Non-GAAP Financial Measures. reconciliation of Non-GAAP Financial Measures.

Balance Sheet and Cash Flow Highlights ($mils) (1) Borrowing availability under the revolving credit facility is based on accounts receivable and subject to certain restrictions and limitations set forth in the Second Amended Loan and Security Agreement with LaSalle Bank. For further details, see APAC's public filings at www.sec.gov. At Q207, APAC had: Lowered net debt due to improved DSO Total cash and excess availability of $12.0 million under current revolving credit facility Q3 favorable resolution of IRS tax dispute creates additional availability under current revolving credit facility Full year 2007 capital expenditures projected to be $15-18 million Debt levels will increase during 2nd half of 2007 due to increased capital expenditures

Summary Inbound customer care provider with growing reputation for quality service Industry conditions highly favorable Healthy pipeline of new business opportunities from both new and existing clients Growing off-shore capacity Poised to continue EBITDA margin expansion Financing in place to fund all known growth opportunities

APPENDIX

Appendix - Income Statement Detail

Appendix - Balance Sheet Detail

Appendix - Balance Sheet Detail

Appendix - Cash Flow Detail

Appendix - Non-GAAP Financial Measures To supplement our condensed consolidated financial statements presented in accordance with accounting principles generally accepted in the United States (GAAP), we use the following measures defined as non-GAAP financial measures by the SEC: EBITDA, and adjusted EBITDA. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for the financial information presented in accordance with GAAP. The items excluded from these non^GAAP financial measures are significant components of our financial statements and must be considered so in performing a comprehensive analysis of our overall financial results. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our core business operating results. We believe management, investors and lenders benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate internal comparisons to our historical performance and liquidity. We believe that these non-GAAP financial measures are useful to investors and analysts in allowing for greater transparency with respect to supplemental information used by us in our financial and operational decision making. We expect to use consistent methods for computation of non-GAAP financial measures. Our calculations of non-GAAP financial measures may not be consistent with calculations of similar measures used by other companies. The accompanying tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures. Additional information on these non-GAAP financial measures can be found in Item 7 of Part II of our Annual Report on Form 10- K for the year ended December 31, 2006 and in Item 2 of Part I of our Quarterly Reports on Form 10-Q for the quarter ended April 1, 2007 and July 1, 2007.

Appendix - Non-GAAP Financial Measures ($000's) We operate on 13 week fiscal quarters. We define EBITDA as net income (loss) plus the provision (benefit) for income taxes, depreciation and amortization, and interest expense. We define adjusted EBITDA as EBITDA plus restructuring and other charges and asset impairment charges. We use EBITDA and adjusted EBITDA, in addition to operating income and cash flows from operating activities, to assess our liquidity and performance, including measuring management incentive plans. In addition, we use adjusted EBITDA to evaluate the performance of our current business model against historic performance without the impact of restructuring and other charges and asset impairment charges resulting from our July 2005 strategic realignment. We believe that EBITDA and adjusted EBITDA are of interest to our investors and analysts to be able to evaluate our financial results using the same measures we use. EBITDA and adjusted EBITDA do not represent funds available for our discretionary use and are not intended to represent or to be used as a substitute for net income (loss) or cash flow from operations data as measured in accordance with GAAP. The items excluded from EBITDA and adjusted EBITDA are significant components of our statements of operations and must be considered in performing a comprehensive assessment of our overall financial results. EBITDA and adjusted EBITDA can be reconciled to net income (loss), which we believe to be the most directly comparable financial measure calculated and presented in accordance with GAAP, as follows: